Supplement, dated May 20, 2005 to the
             Statement of Additional Information, dated May 2, 2005
                                       of
                 Seligman LaSalle Real Estate Fund Series, Inc.,
                                on behalf of its:
               Seligman LaSalle Monthly Dividend Real Estate Fund
                                  (the "Fund")

The following supersedes and replaces the information regarding the performance of the Class R shares of the Fund that begins on page 44 of the Fund's Statement of Additional Information under the section "Calculation of Yield and Performance Data - Historical Investment Results."

Class R

The average annual total return for the Fund's Class R shares for the one-year period ended December 31, 2004 and for the period from July 16, 2003 (commencement of offering of Class R shares) through December 31, 2004 were 23.55% and 28.02%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class R shares for the period from July 16, 2003 (commencement of offering of Class R shares) through December 31, 2004 was 43.53%. Thus, a $1,000 investment in Class R shares made on July 16, 2003 had a value of $1,435 on December 31, 2004.